Exhibit 99.1

INVACARE CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of Invacare Corporation (the "Company" or "Invacare") and give effect to the disposition of Garden City Medical Inc., a Delaware corporation and wholly-owned subsidiary (“GCM”), dba PMI and Pinnacle Medsource (the "Transaction"). The unaudited pro forma condensed combined balance sheet at June 30, 2016 gives effect to the adjustments for the Transaction as if the Transaction had been completed on June 30, 2016. The unaudited pro forma condensed combined statements of comprehensive income (loss) for the six months ended June 30, 2016 and the twelve months ended December 31, 2015 give effect to the adjustments for the Transaction as if the Transaction had been completed on January 1, 2015. The GCM historical amounts are presented according to accounting principles generally accepted in the United States (U.S. GAAP) and include certain pro forma adjustments. The notes to the balance sheet and statements of comprehensive income (loss) describe the Transaction and adjustments applicable to each.

The purchase price allocation of the Transaction reflected in the unaudited pro forma condensed combined financial statements is preliminary and has been based on preliminary estimates of the book value of assets and liabilities ultimately sold. Accordingly, the gain on sale reflected in the unaudited pro forma condensed combined financial statements is preliminary and is estimated based on the pro forma balance sheet at June 30, 2016. As a result, the unaudited pro forma condensed combined financial information presented herein is subject to change and may differ from the final results based upon the final purchase price allocation. The determination of the final purchase price allocation and resulting gain on sale will be based on the actual final valuation of the assets and liabilities of GCM that exist as of the date of completion of the Transaction and will be reflected and disclosed in the Company's financial statements for the quarter ended September 30, 2016.

The Company has made, in management's opinion, all significant necessary adjustments that can be factually supported to reflect the effect of the Transaction. The unaudited condensed combined pro forma financial information is presented for informational purposes only. The unaudited condensed combined pro forma financial statements do not purport to represent what the actual results of operations or financial position would have been if the Transaction had occurred on the dates indicated or to project the Company's results of operations or financial position for any future period. In addition, the unaudited condensed combined pro forma financial statements do not include the net sales and related profits of ProBasics™ brand product which was sold by the Company or its other subsidiaries. The Company continues to make certain alternative products in these categories available.

The following unaudited condensed combined pro forma financial information should be read in conjunction with:

a.The Company's consolidated financial statements and notes thereto and management's discussion and analysis for the year ended December 31, 2015 included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015;

b.The Company's consolidated financial statements and notes thereto and management's discussion and analysis for the six months ended June 30, 2016 included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016.

INVACARE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
at June 30, 2016

(In thousands)	Invacare as Reported (1)	Divested Subsidiaries Historical (2)	Pro Forma Adjust-ments (3)		Pro Forma Divested Subsidiaries	Pro Forma Eliminations (4)		Pro Forma Invacare (5)
Assets
Current Assets
Cash and cash equivalents	$125,305	$111	$—		$111	$—		$125,194
Trade receivables, net	148,196	5,182	—		5,182	—		143,014
Installment receivables, net	1,433	—	—		—	—		1,433
Inventories, net	147,515	5,091	—		5,091	—		142,424
Other current assets	34,671	61	—		61	—		34,610
Total Current Assets	457,120	10,445	—		10,445	—		446,675
Other Assets	27,371	—	—		—	—		27,371
Other Intangibles	31,528	—	—		—	—		31,528
Property and Equipment, net	77,301	159	—		159	—		77,142
Goodwill	379,222	—	—		—	—		379,222
Total Assets	$972,542	$10,604	$—		$10,604	$—		$961,938
Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable	$104,161	$2,067	$—		$2,067	$—		$102,094
Accrued expenses	121,139	2,106	—		2,106	—		119,033
Current taxes payable	5,871	—	315	(A)	315	315	(D)	5,871
Short-term debt and current maturities of long-term obligations	1,991	—	—		—	—		1,991
Total Current Liabilities	233,162	4,173	315		4,488	315		228,989
Long-Term Debt	156,485	—	—		—	(12,925)	(E)	143,560
Other Long-Term Obligations	110,369	—	—		—	—		110,369
Shareholders’ Equity
Preferred Shares (Authorized 300 shares; none outstanding)	—	—	—		—	—		—
Common Shares (Authorized 100,000 shares; 35,353 issued and outstanding)—no par	8,967	—	—		—	—		8,967
Class B Common Shares (Authorized 12,000 shares; 729 issued and outstanding)—no par	183	—	—		—	—		183
Additional paid-in-capital	263,288	(12,512)	377	(B)	(12,135)	(12,135)	(F)	263,288
Retained earnings	289,597	18,943	(692)	(C)	18,251	24,745	(F)	296,091
Accumulated other comprehensive earnings	10,188	—	—		—	—		10,188
Treasury shares (3,613 shares)	(99,697)	—	—		—	—		(99,697)
Total Shareholders’ Equity	472,526	6,431	(315)		6,116	12,610		479,020
Total Liabilities and Shareholders’ Equity	$972,542	$10,604	$—		$10,604	$—		$961,938

INVACARE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Six Months Ended June 30, 2016

	Invacare as Reported (1)	Divested Subsidiaries Historical (2)	Pro Forma Adjust-ments (3)		Pro Forma Divested Subsidiaries	Pro Forma Eliminations (4)		Pro Forma Invacare (6)
	(In thousands, except per share data)
Net sales	$532,589	$23,741	$(5,519)	(G)	$18,222	$—		$514,367
Cost of products sold	391,134	19,800	(5,145)	(G)	14,655	—		376,479
Gross Profit	141,455	3,941	(374)	(G)	3,567	—		137,888
Selling, general and administrative expenses	151,556	2,409	(61)	(H)	2,348	—		149,208
Charges related to restructuring activities	791	—	—		—	—		791
Operating Earnings (Loss)	(10,892)	1,532	(313)		1,219	—		(12,111)
Net gain on derivatives	(1,090)	—	—		—	—		(1,090)
Interest expense	6,747	254	64	(I)	318	—		6,429
Interest income	(128)	—	—		—	—		(128)
Earnings (Loss) from Before Income Taxes	(16,421)	1,278	(377)		901	—		(17,322)
Income taxes (benefit)	3,775	—	315	(A)	315	(315)	(D)	3,775
Net Earnings (Loss)	$(20,196)	$1,278	$(692)	(C)	$586	$315		$(21,097)
Net Earnings (Loss) per Share—Basic
Net Earnings (Loss)	$(0.63)	$0.04	$(0.02)		$0.02	$0.01		$(0.65)
Weighted Average Shares Outstanding—Basic	32,274	32,274	32,274		32,274	32,274		32,274
Net Earnings (Loss) per Share—Assuming Dilution
Net Loss	$(0.63)	$0.04	$(0.02)		$0.02	$0.01		$(0.65)
Weighted Average Shares Outstanding—Assuming Dilution	32,572	32,572	32,572		32,572	32,572		32,572

Net Earnings (Loss)	$(20,196)	$1,278	$(692)		$586	$315		$(21,097)
Other comprehensive income (loss):
Foreign currency translation adjustments	21,076	—	—		—	—		21,076
Defined Benefit Plans:
Amortization of prior service costs and unrecognized gains	(196)	—	—		—	—		(196)
Deferred tax adjustment resulting from defined benefit plan activity	(27)	—	—		—	—		(27)
Valuation reserve associated with defined benefit plan activity	27	—	—		—	—		27
Current period unrealized loss on cash flow hedges	(1,394)	—	—		—	—		(1,394)
Deferred tax benefit related to unrealized loss on cash flow hedges	89	—	—		—	—		89
Other Comprehensive Income	19,575	—	—		—	—		19,575

Comprehensive Income (Loss)	$(621)	$1,278	$(692)		$586	$315		$(1,522)

INVACARE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Twelve Months Ended December 31, 2015

	Invacare as Reported (1)	Divested Subsidiaries Historical (2)	Pro Forma Adjust-ments (3)		Pro Forma Divested Subsidiaries	Pro Forma Eliminations (4)		Pro Forma Invacare (6)
	(In thousands, except per share data)
Net sales	$1,142,338	$47,373	$(12,554)	(G)	$34,819	$—		$1,107,519
Cost of products sold	829,514	39,713	(11,645)	(G)	28,068	—		801,446
Gross Profit	312,824	7,660	(909)	(G)	6,751	—		306,073
Selling, general and administrative expenses	318,621	5,140	(121)	(H)	5,019	—		313,602
Charges related to restructuring activities	1,971	—	—		—	—		1,971
Operating Earnings (Loss)	(7,768)	2,520	(788)		1,732	—		(9,500)
Interest expense	4,137	611	(118)	(I)	493	—		3,644
Interest income	(165)	—	—		—	—		(165)
Earnings (Loss) from Continuing Operations Before Income Taxes	(11,740)	1,909	(670)		1,239	—		(12,979)
Income taxes (benefit)	14,710	—	434	(A)	434	(434)	(D)	14,710
Net Earnings (Loss) from Continuing Operations	$(26,450)	$1,909	$(1,104)	(C)	$805	$434		$(27,689)
Gain on Sale of Discontinued Operations (net of tax of $140)	260	—	—		—	—		260
Total Net Earnings from Discontinued Operations	260	—	—		—	—		260
Net Earnings (Loss)	$(26,190)	$1,909	$(1,104)		$805	$434		$(27,429)
Net Earnings (Loss) per Share—Basic:
Net Earnings (Loss) from Continuing Operations	$(0.82)	$0.06	$(0.03)		$0.03	$0.01		$(0.86)
Net Earnings from Discontinued Operations	$0.01	$—	$—		$—	$—		$0.01
Net Earnings (Loss) per Share—Basic	$(0.81)	$0.06	$(0.03)		$0.03	$0.01		$(0.85)
Weighted Average Shares Outstanding—Basic	32,171	32,171	32,171		32,171	32,171		32,171
Net Earnings (Loss) per Share—Assuming Dilution:
Net Earnings (Loss) from Continuing Operations	$(0.82)	$0.06	$(0.03)		$0.02	$0.01		$(0.86)
Net Earnings from Discontinued Operations	$0.01	$—	$—		$—	$—		$0.01
Net Earnings (Loss) per Share—Assuming Dilution	$(0.81)	$0.06	$(0.03)		$0.02	$0.01		$(0.85)
Weighted Average Shares Outstanding—Assuming Dilution	32,683	32,683	32,683		32,683	32,683		32,683

Net Earnings (Loss)	$(26,190)	$1,909	$(1,104)		$805	$434		$(27,429)
Other comprehensive income (loss):
Foreign currency translation adjustments	(81,404)	—	—		—	—		(81,404)
Defined Benefit Plans:
Amortization of prior service costs and unrecognized loss	(1,375)	—	—		—	—		(1,375)
Amounts arising during the year, primarily addition of new participants	(784)							(784)
Deferred tax adjustment resulting from defined benefit plan activity	(44)	—	—		—	—		(44)
Valuation reserve (reversal) associated with defined benefit plan activity	47	—	—		—	—		47
Current period unrealized gain on cash flow hedges	2,731	—	—		—	—		2,731
Deferred tax loss related to unrealized gain on cash flow hedges	(177)	—	—		—	—		(177)
Other Comprehensive Loss	(81,006)	—	—		—	—		(81,006)

Comprehensive Income (Loss)	$(107,196)	$1,909	$(1,104)		$805	$434		$(108,435)

Note 1. Estimated Net Proceeds (in thousands)

Net cash purchase price per the Purchase Agreement	$13,750
Estimated transaction costs	(825)
Estimated net proceeds on sale	$12,925

Transaction costs noted above include the professional fees associated with the sale of GCM and include an estimate of expenses, primarily professional fees and restructuring costs, to be recognized as a result of the divestiture. The pro forma financial statements assume the Company will utilize the net proceeds to pay down debt.

Note 2. Preliminary Gain on Disposition (in thousands)

Based on the June 30, 2016 pro forma balance sheet for GCM, the estimated book gain on disposal is approximately $6.8 million.

Estimated Net Proceeds on Sale	$12,925

Total Assets	10,604
Less Current Liabilities	4,488
Less: Estimated Net Assets	$6,116

Estimated Gain on Disposition	$6,809

Note 3. Pro Forma Statements

The following are descriptions of the various columns of data, labeled (1) through (6), which have been reflected in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income (Loss):

1)
Represents the Company's historical financial statements as reported in the Company's Form 10-Q filing for the six months ended June 30, 2016 and Form 10-K filing for the twelve months ended December 31, 2015, respectively. However, the financial information for the twelve months ended December 31, 2015 in column (1) reflects a reclassification of debt fee amortization of $1,226,000 from Selling, General and Administrative expense to interest expense, as explained in the Company's Accounting Policies Reclassifications Note in its Form 10-Q filing for the six months ended June 30, 2016.

2)
Represents GCM historical financial results as consolidated in the Company's Form 10-Q filing for the six months ended June 30, 2016 and the Company's Form 10-K filing for the twelve months ended December 31, 2015, respectively.

3)	Represents pro forma adjustments to GCM results determined in accordance with Regulation S-X and preliminary disposition adjustments.

4)	Represents pro forma eliminations, considering historical elimination of investments and paid in capital.

5)	Represents "Invacare as Reported" less "Pro Forma GCM" plus "Pro Forma Eliminations".

6)	Represents "Invacare as Reported" less "Pro Forma GCM" less "Pro Forma Eliminations".

Note 4. Pro Forma Adjustments

The following are descriptions of the pro forma disposition related adjustments, labeled (A) through (I), which have been reflected in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Comprehensive Income (Loss):

(A)
Adjustment to record the federal tax effect of historical and pro forma adjustments at the U.S. statutory tax rate of 35%. Federal tax expense of $315,000 is calculated based on GCM pro forma earnings before income tax of $901,000 for the six months ended June 30, 2016. The pro forma earnings before income taxes for the six months ended June 30, 2016 include the GCM historical income before income taxes of $1,278,000 and the loss before income taxes of Adjustments (G) through (I) as defined below. The 2015 federal tax expense of $434,000 is calculated based on GCM pro forma earnings before income tax of $1,239,000 for the twelve months ended December 31, 2015. The pro forma earnings before income taxes for the twelve months ended December 31, 2015 include GCM historical earnings before income taxes of $1,909,000 and the loss before income taxes of Adjustments (G) through (I) as defined below.

(B)	Represents the offset of the elimination of intercompany receivables and payables, which have effectively been reclassified to equity as a return of capital on the pro forma condensed balance sheet.

(C)
Represents the net earnings impact of Adjustments (G), (H), (I) and (A) as reflected in Column 3 on the Pro Forma Condensed Combined Statement of Comprehensive Income (Loss) for the six months ended June 30, 2016 and the twelve months ended December 31, 2015.

(D)
Represents an elimination entry to record the impact of income tax valuation reserves for the Company related to Adjustment (A) for federal income taxes for GCM since the Company is in a cumulative loss position and, as such, current tax expense is offset by income tax valuation reserves.

(E)	Adjustment to reflect anticipated pay down of debt with the net proceeds from the disposition of GCM ($12,925,000 as described in Note 1).

(F)	Adjustment to eliminate equity and intercompany accounts at disposition. In addition, the Company's pro forma retained earnings reflects the gain on disposition (as noted in Note 2) of $6,809,000.

(G)	Elimination of intercompany revenues, intercompany cost of sales and intercompany profit on sale of ProBasics™ product from GCM to Invacare and its other subsidiaries.

(H)	Elimination of SG&A allocated from Invacare to GCM.

(I)
Adjustment to reflect allocation of interest expense to GCM as proceeds from the Transaction are required to be utilized to pay down debt. Interest allocated based on the net proceeds assumed to pay down debt applying the company's average interest rates for the periods presented (a negative adjustment of $64,000 for the six months ended June 30, 2016 and a positive adjustment of $118,000 for the twelve months ended December 31, 2015).